UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 14, 2008
RPM INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2628 Pearl Road, P.O. Box 777, Medina, Ohio		44258

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (330) 273-5090
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Exhibits
SIGNATURES
Exhibit Index
EX-1.1
EX-4.1
EX-5.1
EX-5.2

Item 1.01 Entry into a Material Definitive Agreement
     On February 14, 2008, RPM International Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Banc of America Securities LLC, Wachovia Capital Markets, LLC and Goldman, Sachs & Co., as representatives of the several underwriters therein (collectively, the “Underwriters”), providing for the offer and sale by the Company of $250,000,000 aggregate principal amount of 6.50% Notes due 2018 (the “Notes”).
     The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.
     The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement which is filed herewith as Exhibit 1.1 and is incorporated herein by reference. Certain of the Underwriters and their related entities have engaged and may engage in various financial advisory, commercial banking and investment banking transactions with the Company in the ordinary course of their business, for which they have received, or will receive, customary compensation and expense reimbursement.
Item 8.01 Other Events
     On February 14, 2008, the Company agreed to sell $250,000,000 aggregate principal amount of its Notes pursuant to the Underwriting Agreement. The sale of the Notes closed on February 20, 2008.
     The Company intends to use the net proceeds from the offering of the Notes to repay, redeem or refinance $100 million in principal amount of the Company’s unsecured notes due March 1, 2008, $125 million in principal amount outstanding under the Company’s accounts receivable securitization program, and $19 million in principal amount of short-term borrowings outstanding under the Company’s revolving credit facility.
     The offering of the Notes was registered under the Securities Act of 1933, as amended (the “Securities Act”), and is being made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-149232) and the Prospectus included therein (the “Registration Statement”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on February 14, 2008, and the Prospectus Supplement relating thereto dated February 14, 2008 and filed with the Commission on February 15, 2008 pursuant to Rule 424(b)(5) promulgated under the Securities Act.
Item 9.01 Exhibits
     The following exhibits to the Registration Statement are being filed with this report:

Exhibit Number	Description

1.1	Underwriting Agreement dated February 14, 2008, among the Company and Banc of America Securities LLC, Wachovia Capital Markets, LLC and Goldman, Sachs & Co., as representatives of the Underwriters.

4.1	Officers’ Certificate and Authentication Order dated February 14, 2008 for the 6.50% Notes due 2018 (which includes the form of Note) issued pursuant to the Indenture dated as of February 14, 2008, between the Company and The Bank of New York Trust Company, N.A.

5.1	Opinion of Calfee, Halter & Griswold LLP

5.2	Opinion of Harter Secrest & Emery LLP

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM International Inc.
(Registrant)

Date: February 20, 2008
/s/ Edward W. Moore
Edward W. Moore
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

1.1	Underwriting Agreement dated February 14, 2008, among the Company and Banc of America Securities LLC, Wachovia Capital Markets, LLC and Goldman, Sachs & Co., as representatives of the Underwriters.

4.1	Officers’ Certificate and Authentication Order dated February 14, 2008 for the 6.50% Notes due 2018 (which includes the form of Note) issued pursuant to the Indenture dated as of February 14, 2008, between the Company and The Bank of New York Trust Company, N.A.

5.1	Opinion of Calfee, Halter & Griswold LLP

5.2	Opinion of Harter Secrest & Emery LLP